UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2017

Xactly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37451	11-3744289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Park Avenue, Suite 1700

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 977-3132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.

On May 30, 2017, Xactly Corporation (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended April 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Additional Information and Where to Find It

Xactly Corporation (“Xactly”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Excalibur Merger Sub, Inc., pursuant to which Xactly would be acquired by Excalibur Parent LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These document are available free of charge as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Xactly Corporation dated May 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XACTLY CORPORATION

By:	/s/ Christopher W. Cabrera
Christopher W. Cabrera
Chief Executive Officer and Director

Date: May 30, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Xactly Corporation dated May 30, 2017